Lease Liabilities	9 Months Ended
Mar. 31, 2023
Leases [Abstract]
Lease liabilities	Lease liabilities

Accounting Policy

The Company assesses whether a contract is or contains a lease at inception of the contract. A lease is recognized as a right-of-use asset and corresponding liability at the commencement date. Each lease payment included in the lease liability is apportioned between the repayment of the liability and a finance cost. The finance cost is recognized in “finance and other costs” in the consolidated statement of comprehensive loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability. Lease liabilities represent the net present value of fixed lease payments (including in-substance fixed payments); variable lease payments based on an index, rate, or subject to a fair market value renewal condition; amounts expected to be payable by the lessee under residual value guarantees; the exercise price of a purchase option if the lessee is reasonably certain to exercise that option; and payments of penalties for terminating the lease, if it is probable that the lessee will exercise that option.

The Company’s lease liability is recognized net of lease incentives receivable. The lease payments are discounted using the interest rate implicit in the lease or, if that rate cannot be determined, the lessee’s incremental borrowing rate. The period over which the lease payments are discounted is the expected lease term, including renewal and termination options that the Company is reasonably certain to exercise.

Subsequently, if there is a change to the expected lease term within the control of the lessee, the lease liability will be remeasured using the updated term and revised discount rate on a prospective basis.

Payments associated with short-term leases and leases of low-value assets are recognized as an expense on a straight-line basis in general and administration and sales and marketing expense in the consolidated statement of comprehensive loss. Short-term leases are defined as leases with a lease term of 12 months or less. Variable lease payments that do not depend on an index, rate, or subject to a fair market value renewal condition are expensed as incurred and recognized in costs of goods sold, general and administration, or sales and marketing expense, as appropriate given how the underlying leased asset is used, in the consolidated statements of comprehensive loss.

If the right-of-use asset is subsequently leased to a third party (a “sublease”), the Company will assess the classification of the sublease as to whether it is a finance or operating lease. Subleases that are classified as an operating lease will recognize lease income, while a financing lease will recognize a lease receivable and derecognize the carrying value of the right-of-use asset, with the difference recorded in profit or loss.

The changes in the carrying value of current and non-current lease liabilities are as follows:

$
Balance, June 30, 2021	71,619
Lease additions	1,736
Disposal of leases	(6,139)
Lease payments	(10,025)
Net lease term reduction and other items (1)	(17,534)
Changes due to foreign exchange rates	(103)
Interest expense on lease liabilities	3,433
Balance, June 30, 2022	42,987
Current portion	(6,150)
Long-term portion	36,837

Balance, June 30, 2022	42,987
Lease additions	555
Disposal of leases	(272)
Lease payments	(6,709)
Net lease term increase and other items (1)	10,166
Changes due to foreign exchange rates	244
Interest expense on lease liabilities	2,246
Balance, March 31, 2023	49,217
Current portion	(5,413)
Long-term portion	43,804
(1) As part of the Company’s restructuring activities (Note 3) and use of Sky facility by Bevo, management re-assessed the likelihood of executing renewal options of its existing leases.
For the nine months ended March 31, 2023, the Company recorded a $1.6 million rent expense (year ended June 30, 2022 - $2.9 million) related to short-term leases, variable leases, and low-value leases.